Supplemental Cash Flow Information	12 Months Ended
Mar. 31, 2013
Supplemental Cash Flow Information

2. Supplemental Cash Flow Information

Additional cash flow information and noncash investing and financing activities for the years ended March 31, 2013, 2012 and 2011, are as follows:

	Millions of yen
	2013	2012	2011
Additional cash flow information:
Interest paid	¥8,554	¥7,309	¥6,367
Income taxes paid	59,438	87,134	46,227
Noncash investing and financing activities:
Capital lease obligations incurred	¥3,286	¥2,300	¥2,244

Amounts reported in the other, net of net cash provided by operating activities in the accompanying consolidated statements of cash flows for the fiscal years ended March 31, 2013, 2012 and 2011 included a decrease of ¥16,856 million, an increase of ¥18,352 million and an increase of ¥12,297 million in advances received respectively.

In the consolidated statements of cash flow, Komatsu disclosed its cash flow of short-term debt in financing activities on a net amount basis until the fiscal year ended March 31, 2012. From the fiscal year ended March 31, 2013, Komatsu discloses its cash flow on a net amount basis for the debts whose original maturities are three months or less. The consolidated statements of cash flow for fiscal years ended March 31, 2012 and 2011 have been re-presented to be consistent with the March 31, 2013 presentation. This change does not have any impact on the reported total cash flow from financing activities.